Exhibit 10(g)

AMENDMENT

AMENDMENT, dated as of August 17, 2006 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of December 23, 2005 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among CHURCH & DWIGHT CO., INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and NATIONAL CITY BANK, each as a documentation agent (in such capacity, the “Documentation Agents”), CITICORP NORTH AMERICA, INC., as syndication agent (in such capacity, the “Syndication Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, in connection with the Orange Glo Acquisition (as defined below), the Borrower intends to borrow Additional Tranche A Term Loans of $250,000,000 (the “2006 Additional Tranche A Term Loans”) as contemplated by Section 2.23 of the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

“Orange Glo Acquisition”: the acquisition of the business of Orange Glo International, Inc.

(b) The defined term “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before clause (viii) of such defined term and replacing such word with a comma and (ii) adding the following after the end of such clause (viii):

and (ix) except for the purposes of determining the Applicable Margin, for any fiscal quarter including or following the Orange Glo Acquisition and until September 30, 2007, pro forma synergies realized by September 30, 2007 by the Borrower as a result of the Orange Glo Acquisition so long as such synergies are factually supportable and are certified by the chief financial officer with summary supporting calculations.

SECTION 3. Amendment to Section 2.23. (a) Section 2.23(a) of the Credit Agreement is hereby amended by (i) deleting the amount “$250,000,000” and replacing such amount with the amount “$500,000,000” and (ii) adding the following parenthetical after the amount “$500,000,000”:

(including the 2006 Additional Tranche A Term Loans, as defined in the Amendment dated as of August 17, 2006 to this Agreement).

(b) Section 2.23(a) of the Credit Agreement is hereby further amended by adding the following sentence at the end of such Section 2.23(a):

The Additional Tranche A Term Loans (other than the 2006 Additional Tranche A Term Loans) cannot mature prior to the maturity of the 2006 Additional Tranche A Term Loans and the average life of the Additional Tranche A Term Loans (other than the 2006 Additional Tranche A Term Loans) cannot be shorter than that of the 2006 Additional Tranche A Term Loans.

SECTION 4. Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by adding the words “pursuant to Section 7.1” after the words “Event of Default” in clause (i) of paragraph (a) of such Section 6.2.

SECTION 5. Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by replacing the table therein in its entirety with the following:

Fiscal Quarter	Consolidated Leverage Ratio

3/31/06

6/30/06

9/30/06

12/31/06

3/31/07

6/30/07

9/30/07

12/31/07

3/31/08

6/30/08

9/30/08

12/31/08

3/31/09

6/30/09

9/30/09

12/31/09

3/31/10

6/30/10

9/30/10

12/31/10

3/31/11

6/30/11

9/30/11

12/31/11

3/31/12

6/30/12

4.25 to 1.00

4.00 to 1.00

4.00 to 1.00

4.00 to 1.00

4.00 to 1.00

3.75 to 1.00

3.75 to 1.00

3.75 to 1.00

3.75 to 1.00

3.50 to 1.00

3.50 to 1.00

3.50 to 1.00

3.50 to 1.00

3.25 to 1.00

3.25 to 1.00

3.25 to 1.00

3.25 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

3.00 to 1.00

SECTION 6. Amendment to Section 7.2(g). Section 7.2(g) of the Credit Agreement is hereby amended by deleting the amount “$125,000,000” and replacing such amount with amount “$150,000,000.”

SECTION 7. 2006 Additional Tranche A Term Loans. The parties hereto acknowledge and agree that the terms of the 2006 Additional Tranche A Term Loans are as follows:

(a) Maturity Date: August 31, 2012.

(b) Repayment of 2006 Additional Tranche A Term Loans: the 2006 Tranche A Term Loans shall mature in 24 consecutive quarterly installments as set forth below:

Installment	Principal Amount
December 31, 2006	$3,125,000
March 31, 2007	$3,125,000
June 30, 2007	$3,125,000
September 30, 2007	$3,125,000
December 31, 2007	$3,125,000
March 31, 2008	$3,125,000
June 30, 2008	$3,125,000
September 30, 2008	$3,125,000
December 31, 2008	$3,125,000
March 31, 2009	$3,125,000
June 30, 2009	$3,125,000
September 30, 2009	$3,125,000
December 31, 2009	$3,125,000
March 31, 2010	$3,125,000
June 30, 2010	$3,125,000
September 30, 2010	$3,125,000
December 31, 2010	$15,625,000
March 31, 2011	$15,625,000
June 30, 2011	$15,625,000
September 30, 2011	$15,625,000
December 31, 2011	$34,375,000
March 31, 2012	$34,375,000
June 30, 2012	$34,375,000
August 31, 2012	$34,375,000

(c) Interest: the Applicable Margin for the 2006 Additional Tranche A Term Loans shall be the same as the Applicable Margin for the Tranche A Term Loans and interest thereon shall be payable on the same basis; provided that until the first Adjustment Date after the Effective Date (as defined below), Level II (as set forth in the Pricing Grid) will apply.

(d) Mandatory Prepayments: the 2006 Additional Tranche A Term Loans shall share ratably in all mandatory prepayments with the Tranche A Term Loans.

(e) Other provisions of the Credit Agreement shall apply to the 2006 Additional Tranche A Term Loans to the same extent as they apply to the Tranche A Term Loans.

SECTION 8. Consent to Amendment to Guarantee and Collateral Agreement. The Lenders parties hereto consent to, and authorize, the execution and delivery of an amendment to the Guarantee and Collateral Agreement dated as of December 23, 2005 between the Borrower, certain of its Subsidiaries and the Administrative Agent (the “Guarantee and Collateral Agreement”) that (i) adds thereto a definition of the term Specified Cash Management Agreement as set forth below and (ii) includes obligations of the Borrower in respect of any such Specified Cash Management Agreement within the definition of Borrower Obligations therein, in order to provide that any such obligations be included on a ratable basis within the obligations guaranteed and secured under the Guarantee and Collateral Agreement.

“Specified Cash Management Agreement” shall mean any agreement providing for treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, purchase cards arrangements or any similar transactions between the Borrower or any Guarantor and any Lender or affiliate thereof.

SECTION 9. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) each Loan Party shall have executed and delivered this Amendment;

(b) each existing Loan Party, other than the Borrower, shall have executed and delivered an Acknowledgment and Consent, in the form set forth at the end of this Amendment (such Acknowledgements and Consents, together with this Amendment, the “Amendment Documents”);

(c) the Administrative Agent shall have received written consents to the execution of this Amendment from Lenders constituting the Required Lenders;

(d) the Orange Glo Acquisition shall be consummated in accordance with its terms and with applicable law and no provision of the acquisition agreement and related documentation shall have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower or the Lenders;

(e) all government and third party approvals necessary in connection with the Acquisition, the financing thereof and the continuing operations of the Borrower shall have been obtained on terms reasonably satisfactory to the Administrative Agent;

(f) the Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date; and

(g) the 2006 Additional Tranche A Term Loans shall have been borrowed and all requirements relating thereto in Section 2.23 of the Credit Agreement shall have been fulfilled.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 10. Post-Effectiveness Covenants. Not later than 30 days following the Effective Date,

(a) each new domestic Subsidiary of the Borrower resulting from the Orange Glo Acquisition or formed in connection therewith that is required to become a Loan Party shall execute and deliver an Assumption Agreement to the Guarantee and Collateral Agreement and the Administrative Agent shall receive all documents, instruments and filings reasonably requested by the Administrative Agent and consistent with the existing Security Documents (the “Assumption Agreement Documents”) and

(b) the Administrative Agent shall receive (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement as a result of the Orange Glo Acquisition, together with an undated stock power (or other equivalent document) for each such certificate executed in blank by a duly authorized officer of the pledgor thereof (limited in the case of foreign Subsidiaries to 65% of the Capital Stock of foreign Subsidiaries) and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement as a result of the Orange Glo Acquisition, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

SECTION 11. Representations and Warranties.

(a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the representations and warranties of such entity made in the Loan Documents are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby. Except as could not reasonably be expected to have a Material Adverse Effect, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Loan Documents, as amended by the Amendment Documents.

(b) Each of the Loan Parties hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment Documents; the execution and delivery by such party of the Amendment Documents have been duly authorized by all necessary corporate action on its part; and the Amendment Documents have been duly executed and delivered by such party and constitute such party’s legal, valid and binding obligation, enforceable in accordance with its terms.

SECTION 12. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

SECTION 13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHURCH & DWIGHT CO., INC.

By:	/s/ Zvi Eiref
	Name:	Zvi Eiref
	Title:	Vice President/ Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Thomas T. Hou
	Name:	Thomas T. Hou
	Title:	Vice President

AIB DEBT MANAGEMENT LIMITED, as Lender

By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Vice President Investment Advisor to AIB Debt Management, Limited

ALLIED IRISH BANKS P.L.C., as Lender

By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Vice President

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Vice President

ANTARES CAPITAL CORPORATION, as Lender

By:	/s/ Amanda J. van Heyst
	Name:	Amanda J. van Heyst
	Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as Lender

By:	/s/ Michael Strigel
	Name:	Michael Strigel
	Title:	Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY (f/k/a Bank of Tokyo-Mitsubishi Trust Company), as Lender

By:	/s/ Mary Coseo
	Name:	Mary Coseo
	Title:	Assistant Vice President

CITICORP NORTH AMERICA, INC., as Syndication Agent

By:	/s/ James M. Buchanan
	Name:	James M. Buchanan
	Title:	Vice President

COLLEGE STREET INVESTORS, as Lender

By:	/s/ Lisa S. Schmitt
	Name:	Lisa S. Schmitt
	Title:	Vice President

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Vice President

By:	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN as Lender

By:	/s/ Richard W. Wilbert
	Name:	Richard W. Wilbert
	Title:	Vice President

By:	/s/ James Kyprios
	Name:	James Kyprios
	Title:	Vice President

ERSTE BANK, as Lender

By:	/s/ Paul Judicke
	Name:	Paul Judicke
	Title:	Director

By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	First Vice President

FORTIS CAPITAL CORP., as Lender

By:	/s/ Clay Jackson
	Name:	Clay Jackson
	Title:	Managing Director

By:	/s/ Egens M. Van Iterson Scholten
	Name:	Egens M. Van Iterson Scholten
	Title:	Vice President

GENERAL ELECTRICAL CAPITAL CORPORATION, as Lender

By:	/s/ Amanda J. van Heyst
	Name:	Amanda J. van Heyst
	Title:	Duly Authorized Signatory

HSBC BANK USA, N.A., as Lender

By:	/s/ Michael V. Grande
	Name:	Michael V. Grande
	Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:	/s/ Patrick Doran
	Name:	Patrick Doran
	Title:	Assistant Vice President

By:	/s/ Ronald Bongiovanni
	Name:	Ronald Bongiovanni
	Title:	Senior Vice President

KBC BANK N.V., as Lender

By:	/s/ Robert M. Surdam, Jr.
	Name:	Robert M. Surdam, Jr.
	Title:	Vice President

By:	/s/ Robert Snauffer
	Name:	Robert Snauffer
	Title:	First Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard F. Neuman
	Name:	Richard F. Neuman
	Title:	Senior Vice President

METLIFE BANK, N.A., as Lender

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Director

NATIONAL CITY BANK, as Lender

By:	/s/ Anne Marie F. Hughes
	Name:	Anne Marie F. Hughes
	Title:	Senior Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Vice President

PEOPLE’S BANK, as Lender

By:	/s/ Francis J. McGinn
	Name:	Francis J. McGinn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael Nardo
	Name:	Michael Nardo
	Title:	Senior Vice President

SCOTIABANC INC., as Lender

By:	/s/ William E. Zarrett
	Name:	William E. Zarrett
	Title:	Managing Director

SUNTRUST BANK, as Lender

By:	/s/ Heidi M. Khambatta
	Name:	Heidi M. Khambatta
	Title:	Director

THE SUMITOMO TRUST AND BANKING CO., LTD., as Lender

By:	/s/ Elizabeth A. Quirk
	Name:	Elizabeth A. Quirk
	Title:	Vice President

THE BANK OF NEW YORK, as Lender

By:	/s/ David S. Csatari
	Name:	David S. Csatari
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Marissa Petri
	Name:	Marissa Petri
	Title:	Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Gilsenan
	Name:	John Gilsenan
	Title:	Vice President

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

CHURCH & DWIGHT COMPANY, as a Subsidiary Guarantor			CHURCH & DWIGHT VIRGINIA CO., as a Subsidiary Guarantor

By:	/s/ Zvi Eiref		By:	/s/ Larry Green
	Name:	Zvi Eiref		Name:	Larry Green
	Title:	Vice President		Title:	Vice President

C & D CHEMICAL PRODUCTS, INC., as a Subsidiary Guarantor			DEWITT INTERNATIONAL CORPORATION as a Subsidiary Guarantor

By:	/s/ Zvi Eiref		By:	/s/ Zvi Eiref
	Name:	Zvi Eiref		Name:	Zvi Eiref
	Title:	Vice President		Title:	Vice President

ARMKEL DIAGNOSTICS, LLC as a Subsidiary Guarantor			ARMKEL DROPS, LLC as a Subsidiary Guarantor

By:	CHURCH & DWIGHT CO., INC.		By:	CHURCH DWIGHT CO., INC.
Title: Sole Member			Title: Sole Member

By:	/s/ Zvi Eiref		By:	/s/ Zvi Eiref
	Name:	Zvi Eiref		Name:	Zvi Eiref
	Title:	Vice President		Title:	Vice President

ARMKEL PRODUCTS, LLC as a Subsidiary Guarantor			ARMKEL FINANCE, INC. as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.			By:	/s/ Zvi Eiref
Title: Sole Member				Name: Zvi Eiref
Title: Vice President

By:	/s/ Zvi Eiref
Name: Zvi Eiref
Title: Vice President

ARMKEL CONDOMS, LLC as a Subsidiary Guarantor			ARMKEL CRANBURY,LLC as a Subsidiary Guarantor

By: CHURCH & DWIGHT CO., INC.			By:	CHURCH & DWIGHT CO., INC.
Title: Sole Member			Title: Sole Member

By:	/s/ Zvi Eiref		By:	/s/ Zvi Eiref
	Name:	Zvi Eiref		Name:	Zvi Eiref
	Title:	Vice President		Title:	Vice President

ARMKEL DENTURES, LLC as a Subsidiary Guarantor			ARMKEL DELIPATORIES, LLC as a Subsidiary Guarantor

By: CHURCH DWIGHT CO., INC.			By:	CHURCH & DWIGHT CO., INC.
Title: Sole Member			Title: Sole Member

By:	/s/ Zvi Eiref		By:	/s/ Zvi Eiref
	Name:	Zvi Eiref		Name:	Zvi Eiref
	Title:	Vice President		Title:	Vice President

C & D CHEMICAL PRODUCTS, INC.

By:	/s/ Zvi Eiref
Name:	Zvi Eiref
Title:	Vice President